UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 1, 2012

THE PEP BOYS — MANNY, MOE & JACK

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3381	23-0962915
(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave.

Philadelphia, PA 19132

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(215) 430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Pep Boys — Manny, Moe & Jack, a Pennsylvania corporation (the “Company” or “Pep Boys”), included the following disclosure on page 10 of its definitive proxy statement on Schedule 14A filed the SEC on May 1, 2012 with respect to the special meeting of its shareholders to consider and vote upon, among other things, the proposal to adopt the previously announced merger agreement, entered into on January 29, 2012, by and among the Company, Auto Acquisition Company, LLC (“Parent”), a Delaware limited liability company formed by investment funds affiliated with The Gores Group, LLC (“Gores”), and Auto Mergersub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent, and to approve the transactions contemplated thereby, including the merger:

RECENT DEVELOPMENTS

On April 26, 2012, Gores requested that Pep Boys delay mailing this proxy statement by 30 days.  In response, Pep Boys offered to extend the period of time within which the closing of the Merger is required to occur following Pep Boys’ notice to Parent that all conditions to the Merger have been satisfied from five business days to 15 business days.  In turn, Gores rejected this counterproposal and reiterated its request to delay the mailing of the proxy statement by 30 days.  In addition, Gores stated its belief that this proxy statement is no longer accurate and required the following language be included:

“On April 26, 2012, Parent notified Pep Boys that, based on the serious deterioration in the Pep Boys business, Parent believes the Proxy Statement is no longer accurate and that the meeting should be delayed 30 days to allow Parent to determine the cause and extent of the significant downturn.  Among other things, Parent believes that: (i) in light of this downturn, the projections provided to the board are no longer accurate, and (ii) Pep Boys may have experienced a material adverse effect or may have violated covenants contained in the Merger Agreement.  If Parent concludes that a material adverse affect or material breach of covenant has occurred and is successful in asserting these positions in a court of law, Parent would be relieved from its obligation to consummate the Merger.  Parent has informed us that, notwithstanding our mailing of this proxy statement, it is reserving all of its legal rights, and that Parent intends to continue its review of Pep Boys to determine the root causes of this downturn and to determine its course of action with respect to the Merger.”

Pep Boys believes that its first quarter results were below expectations due to a variety of factors occurring in the ordinary course of business. Details of these results will be disclosed in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended April 28, 2012. Pep Boys further believes that these factors existed, were known or should have been known to Gores prior to the execution of the Merger Agreement and have not resulted in a Company Material Adverse Effect as defined in the Merger Agreement, which specifically excludes from its definition “any failure by the Company to meet any published analyst estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations for any period, in and of itself (it being understood that the facts or occurences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect).”  Furthermore, as more fully described under “The Merger — Pep Boys Management Forecasts” beginning on page 43, the Pep Boys Management Forecasts provided to the board of directors (i) were prepared in good faith in January 2012, (ii) were inherently subject to significant uncertainties and contingencies, (iii) were delivered without any assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized and (iv) are presented to readers of this document with the express caution that financial forecasts are not fact, have not been updated to reflect any changes since the date that they were prepared, should not be relied upon as being necessarily indicative of future results and should not have any undue reliance placed upon them.  In addition, Pep Boys does not believe that any material breach of its covenants under the Merger Agreement has occurred.  Accordingly, Pep Boys does not believe that any circumstances have occurred that would relieve Parent of its obligations under the Merger Agreement, including under Section 7.4(a) to “use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement.”

Additional Information and Where to Find It

The Company filed its definitive proxy statement on Schedule 14A with the SEC on May 1, 2012 and such proxy statement will be mailed, along with a form of proxy, to the shareholders of the Company as of April 30, 2012, the record date for the special meeting of its shareholders to consider and vote upon, among other things, the proposal to adopt the previously announced merger agreement and to approve the transactions contemplated thereby, including the merger. The Company and Parent also intend to file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the definitive proxy statement and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to the Company, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company’s shareholders in favor of the proposed acquisition. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 28, 2012 filed with the SEC on April 11, 2012. Additional information regarding the interests of the Company and its directors and executive officers in the proposed acquisition, which may be different than those of the Company’s shareholders generally, is included in the definitive proxy statement and other relevant documents filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys — Manny, Moe & Jack

Date: May 1, 2012	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
Senior Vice President - General Counsel & Secretary